Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES SECOND QUARTER EARNINGS

Honesdale, Pennsylvania - July 26, 2019

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended June 30, 2019 of $3,522,000, which represents an increase from the $3,513,000 earned in the similar period of 2018. Earnings per share (fully diluted) were $0.56 in both the 2019 and 2018 periods. Annualized return on average assets for the three months ended June 30, 2019 was 1.16% with an annualized return on average equity of 10.93%. Net income for the six months ended June 30, 2019 totaled $6,712,000, which is $70,000 higher than the same six-month period of last year due primarily to improved net interest income. Earnings per share (fully diluted) for the six months ended June 30, 2019 and 2018, each totaled $1.06.

Total assets as of June 30, 2019 were $1.223 billion with loans receivable of $887.7 million, deposits of $981.2 million and stockholders’ equity of $131.5 million. Loans receivable increased $83.9 million since June 30, 2018 while total deposits increased $30.3 million.

Non-performing assets, which include non-performing loans and foreclosed assets, totaled $3.0 million and represented 0.25% of total assets as of June 30, 2019 compared to $2.7 million, or 0.23% of total assets, as of June 30, 2018. The increase was due primarily to a $291,000 increase in foreclosed real estate owned. The allowance for loan losses totaled $8,228,000 as of June 30, 2019 and represented 0.93% of total loans outstanding, compared to $8,326,000 and 1.04%, respectively, on June 30, 2018. As of June 30, 2019, the reserve for loan losses was 607% of nonperforming loans compared to 655% on June 30, 2018.

For the three months ended June 30, 2019, net interest income, on a fully taxable equivalent basis (fte), totaled $9,878,000, an increase of $394,000 compared to the similar period in 2018. An $88.1 million increase in average loans outstanding contributed to the increased income. Net interest margin (fte) for the 2019 period was 3.49%, compared to 3.54% in 2018 period. The tax-equivalent yield on interest-earning assets increased 27 basis points to 4.27% compared to the prior year while the cost of interest-bearing liabilities increased 42 basis points to 1.02%. Net interest income (fte) for the six months ended June 30, 2019 totaled $19,413,000, which was $846,000 higher than the similar period in 2018 due to the higher volume of earning assets. The net interest margin (fte) was 3.46% in the 2019 period and 3.50% during the first six months of 2018. The decrease in the net interest margin (fte) reflects the increase in the rate paid on time deposits due to the renewal of maturing certificates of deposit at market rates.

Other income for the three months ended June 30, 2019 totaled $1,641,000 compared to $1,774,000 for the similar period in 2018. The decrease can be attributed to a lower level of service charges and fees and a reduction in earnings and proceeds on bank-owned life insurance policies. Net gains from the sale of loans and securities increased $73,000. For the six months ended June 30, 2019, other income totaled $3,201,000 compared to $3,468,000 in the 2018 period. Net gains from the sale of loans and securities decreased $26,000, while earnings and proceeds on bank-owned life insurance policies decreased $144,000.

Other expenses totaled $6,785,000 for the three months ended June 30, 2019, an increase of $432,000, or 6.8%, compared to the $6,353,000 reported in the similar period of 2018. Salaries and employee benefits rose $193,000 over the same period of last year while all other expenses increased $239,000, net. For the six months ended June 30, 2019, other expenses totaled $13,433,000 compared to $12,600,000 for the similar period in 2018. The increase includes a $380,000 increase in salaries and employee benefits, while all other expenses increased $453,000, or 7.9%, net.

Mr. Critelli commented, “Our earnings for the first half of 2019 have increased over the first six months of last year. Our annualized loan growth exceeded 8.0%, operating expenses remain well controlled and our capital base remains above regulatory “well capitalized” targets. The Bank also expanded its market area into Luzerne County, Pennsylvania with the recent opening of our Hanover Township Office. We continue to search out opportunities available to us and we look forward to serving our growing base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of New York. The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Tax-equivalent net interest income was derived from GAAP net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a taxable equivalent basis:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2019	2018	2019	2018
Net Interest Income	$9,612	$9,215	$18,882	$18,022
Taxable equivalent basis adjustment using 21% marginal tax rate	266	269	531	545

Net interest income on a fully taxable equivalent basis	$9,878	$9,484	$19,413	$18,567

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2019	2018	2019	2018
Average equity	$129,215	$115,042	$126,993	$115,180
Average goodwill and other intangibles	(11,621)	(11,738)	(11,635)	(11,755)

Average tangible equity	$117,594	$103,304	$115,358	$103,425

Contact:	William S. Lance

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

570-253-8505

www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	June 30
	2019	2018
ASSETS
Cash and due from banks	$14,207	$15,193
Interest-bearing deposits with banks	4,265	914

Cash and cash equivalents	18,472	16,107

Securities available for sale	238,083	259,442
Loans receivable	887,673	803,773
Less: Allowance for loan losses	8,228	8,326

Net loans receivable	879,445	795,447
Regulatory stock, at cost	3,155	2,313
Bank premises and equipment, net	13,880	13,894
Bank owned life insurance	38,340	37,485
Foreclosed real estate owned	1,677	1,386
Accrued interest receivable	3,979	3,672
Goodwill	11,331	11,331
Other intangible assets	280	394
Other assets	13,886	9,122

TOTAL ASSETS	$1,222,528	$1,150,593

LIABILITIES
Deposits:
Non-interest bearing demand	$221,764	$216,472
Interest-bearing	759,460	734,417

Total deposits	981,224	950,889
Short-term borrowings	48,094	43,325
Other borrowings	44,024	30,283
Accrued interest payable	3,008	1,461
Other liabilities	14,695	9,102

TOTAL LIABILITIES	1,091,045	1,035,060

STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 2019: 20,000,000 shares, 2018: 10,000,000 shares issued: 2019: 6,304,413 shares, 2018: 6,266,388 shares	630	627
Surplus	48,741	47,815
Retained earnings	82,127	74,315
Treasury stock, at cost: 2019: 13,807 shares, 2018: 5,729 shares	(455)	(188)
Accumulated other comprehensive loss	440	(7,036)

TOTAL STOCKHOLDERS’ EQUITY	131,483	115,533

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,222,528	$1,150,593

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
INTEREST INCOME
Loans receivable, including fees	$10,328	$8,857	$20,298	$17,344
Securities	1,435	1,536	2,876	3,060
Other	51	43	66	61

Total Interest income	11,814	10,436	23,240	20,465

INTEREST EXPENSE
Deposits	1,839	1,052	3,568	2,082
Short-term borrowings	85	38	209	90
Other borrowings	278	131	581	271

Total Interest expense	2,202	1,221	4,358	2,443

NET INTEREST INCOME	9,612	9,215	18,882	18,022
PROVISION FOR LOAN LOSSES	300	425	750	975

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,312	8,790	18,132	17,047

OTHER INCOME
Service charges and fees	1,052	1,101	2,083	2,082
Income from fiduciary activities	145	175	287	311
Net realized gains on sales of securities	64	58	64	200
Gains on sales of loans, net	67	—	110	—
Earnings and proceeds on life insurance policies	207	279	408	552
Other	106	161	249	323

Total other income	1,641	1,774	3,201	3,468

OTHER EXPENSES
Salaries and employee benefits	3,599	3,406	7,248	6,868
Occupancy, furniture and equipment	940	857	1,864	1,749
Data processing and related operations	472	340	920	658
Taxes, other than income	179	153	340	327
Professional fees	226	229	476	459
FDIC Insurance assessment	84	86	155	178
Foreclosed real estate	(10)	114	13	95
Amortization of intangibles	27	33	56	68
Other	1,268	1,135	2,361	2,198

Total other expenses	6,785	6,353	13,433	12,600

INCOME BEFORE TAX	4,168	4,211	7,900	7,915
INCOME TAX EXPENSE	646	698	1,188	1,273

NET INCOME	$3,522	$3,513	$6,712	$6,642

Basic earnings per share	$0.56	$0.57	$1.07	$1.07

Diluted earnings per share	$0.56	$0.56	$1.06	$1.06

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended June 30	2019	2018
Net interest income	$9,612	$9,215
Net income	3,522	3,513

Net interest spread (fully taxable equivalent)	3.24%	3.40%
Net interest margin (fully taxable equivalent)	3.49%	3.54%
Return on average assets	1.16%	1.23%
Return on average equity	10.93%	12.25%
Return on average tangible equity	12.01%	13.64%
Basic earnings per share	$0.56	$0.57
Diluted earnings per share	$0.56	$0.56

For the Six Months Ended June 30
Net interest income	$18,882	$18,022
Net income	6,712	6,642

Net interest spread (fully taxable equivalent)	3.22%	3.35%
Net interest margin (fully taxable equivalent)	3.46%	3.50%
Return on average assets	1.12%	1.18%
Return on average equity	10.66%	11.63%
Return on average tangible equity	11.73%	12.95%
Basic earnings per share	$1.07	$1.07
Diluted earnings per share	$1.06	$1.06

As of June 30
Total assets	$1,222,528	$1,150,593
Total loans receivable	887,673	803,773
Allowance for loan losses	8,228	8,326
Total deposits	981,224	950,889
Stockholders’ equity	131,483	115,533
Trust assets under management	163,103	158,117

Book value per share	$20.90	$18.35
Tangible book value per share	$19.06	$16.47
Equity to total assets	10.76%	10.04%
Allowance to total loans receivable	0.93%	1.04%
Nonperforming loans to total loans	0.15%	0.16%
Nonperforming assets to total assets	0.25%	0.23%

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	June 30 2019	March 31 2019	December 31 2018	September 30 2018	June 30 2018
ASSETS
Cash and due from banks	$14,207	$13,583	$18,039	$17,073	$15,193
Interest-bearing deposits with banks	4,265	6,291	309	295	914

Cash and cash equivalents	18,472	19,874	18,348	17,368	16,107

Securities available for sale	238,083	240,621	243,277	247,517	259,442
Loans receivable	887,673	864,198	850,182	819,197	803,773
Less: Allowance for loan losses	8,228	8,349	8,452	8,280	8,326

Net loans receivable	879,445	855,849	841,730	810,917	795,447
Regulatory stock, at cost	3,155	3,132	3,926	3,261	2,313
Bank owned life insurance	38,340	38,134	37,932	37,718	37,485
Bank premises and equipment, net	13,880	14,165	13,846	13,797	13,894
Foreclosed real estate owned	1,677	1,792	1,115	1,209	1,386
Goodwill and other intangibles	11,611	11,638	11,667	11,695	11,725
Other assets	17,865	18,390	12,718	13,266	12,794

TOTAL ASSETS	$1,222,528	$1,203,595	$1,184,559	$1,156,748	$1,150,593

LIABILITIES
Deposits:
Non-interest bearing demand	$221,764	$206,806	$201,457	$218,979	$216,472
Interest-bearing deposits	759,460	767,609	745,323	720,735	734,417

Total deposits	981,224	974,415	946,780	939,714	950,889
Borrowings	92,118	85,779	105,330	89,469	73,608
Other liabilities	17,703	16,629	10,164	10,885	10,563

TOTAL LIABILITIES	1,091,045	1,076,823	1,062,274	1,040,068	1,035,060

STOCKHOLDERS’ EQUITY	131,483	126,772	122,285	116,680	115,533

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,222,528	$1,203,595	$1,184,559	$1,156,748	$1,150,593

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	June 30 2019	March 31 2019	December 31 2018	September 30 2018	June 30 2018
INTEREST INCOME
Loans receivable, including fees	$10,328	$9,970	$9,759	$9,301	$8,857
Securities	1,435	1,441	1,476	1,483	1,536
Other	51	15	10	2	43

Total interest income	11,814	11,426	11,245	10,786	10,436

INTEREST EXPENSE
Deposits	1,839	1,729	1,446	1,116	1,052
Borrowings	363	426	370	282	169

Total interest expense	2,202	2,155	1,816	1,398	1,221

NET INTEREST INCOME	9,612	9,271	9,429	9,388	9,215
PROVISION FOR LOAN LOSSES	300	450	375	375	425

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,312	8,821	9,054	9,013	8,790

OTHER INCOME
Service charges and fees	1,052	1,031	1,085	1,129	1,101
Income from fiduciary activities	145	142	126	151	175
Net realized gains on sales of securities	64	—	—	13	58
Gains on sales of loans, net	67	42	—	15	—
Earnings and proceeds on life insurance policies	207	202	277	297	279
Other	106	143	112	392	161

Total other income	1,641	1,560	1,600	1,997	1,774

OTHER EXPENSES
Salaries and employee benefits	3,599	3,649	3,575	3,577	3,406
Occupancy, furniture and equipment, net	940	924	1,036	910	857
Foreclosed real estate	(10)	23	104	(26)	114
FDIC insurance assessment	84	71	83	87	86
Other	2,172	1,981	2,005	2,024	1,890

Total other expenses	6,785	6,648	6,803	6,572	6,353

INCOME BEFORE TAX	4,168	3,733	3,851	4,438	4,211
INCOME TAX EXPENSE	646	543	552	728	698

NET INCOME	$3,522	$3,190	$3,299	$3,710	$3,513

Basic earnings per share	$0.56	$0.51	$0.53	$0.59	$0.57

Diluted earnings per share	$0.56	$0.51	$0.53	$0.58	$0.56

Book Value per share	$20.90	$20.16	$19.43	$18.49	$18.35
Tangible Book Value per share	19.06	18.31	17.58	16.62	16.47

Return on average assets (annualized)	1.16%	1.09%	1.12%	1.28%	1.23%
Return on average equity (annualized)	10.93%	10.37%	11.02%	12.55%	12.25%
Return on average tangible equity (annualized)	12.01%	11.44%	12.23%	13.94%	13.64%

Net interest spread (fte)	3.24%	3.20%	3.33%	3.40%	3.40%
Net interest margin (fte)	3.49%	3.43%	3.54%	3.57%	3.54%

Allowance for loan losses to total loans	0.93%	0.97%	0.99%	1.01%	1.04%
Net charge-offs to average loans (annualized)	0.19%	0.26%	0.10%	0.21%	0.10%
Nonperforming loans to total loans	0.15%	0.13%	0.13%	0.14%	0.16%
Nonperforming assets to total assets	0.25%	0.24%	0.19%	0.20%	0.23%